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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2009

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                 001-33088                   22-2956711
          ----------                 ---------                   ----------
(State Or Other Jurisdiction Of      (Commission               (IRS Employer
       Incorporation)                File Number)            Identification No.)


                   135 Chestnut Ridge Road, Montvale, NJ 07645
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01.    OTHER EVENTS.

         As set forth in the Quarterly Report on Form 10-Q of Ivivi Technologies, Inc. (the "Company") for the quarter ended December 31, 2008, the Company estimates that it has sufficient sources of funds to meet its cash requirements only through March 31, 2009. As a result, the Company is currently negotiating the terms of a potential financing with an entity affiliated with Steven Gluckstern, the Company's Chairman, President and Chief Executive Officer, under which the Company will have the right to borrow up to $2.5 million (the "Proposed Financing"). The Company has executed a non-binding letter of intent with respect to the Proposed Financing and is currently negotiating the definitive agreements for the Proposed Financing. Under the terms of the Proposed Financing, the Company will have the right to borrow up to $500,000 per month commencing on the closing of the Proposed Financing through July 1, 2009; provided that if the Company elects to borrow less than $500,000 in any given month, the amount not borrowed can be carried forward and will be available for borrowing in any subsequent month prior to the Maturity Date (as defined below). Borrowings under the Proposed Financing will be evidenced by a note (the "Note") and shall bear interest at a rate of 12% per annum (which would increase to 18% after default) and shall mature on the earlier of (i) a subsequent financing of equity (or debt that is convertible into equity) by the Company of at least $5.0 million (a "Qualified Financing"), (ii) July 31, 2009 and (iii) the first date on which the Company's shareholders shall vote not to approve a proposal for the issuance of shares of the Company's common stock, without par value (the "Common Stock"), in certain events under the terms of the Note and the Warrants (as defined herein) that may be issued in connection the Proposed Financing (the "Maturity Date"); provided that the Company shall have the right to extend such maturity date for an additional 30 days if it has cash and cash equivalents of at least $1.0 million on the date of such requested extension. In the event the Company completes a Qualified Financing prior to the Maturity Date, then the holder of the Note shall have the right to elect to either (i) have the principal and interest on the Note repaid by the Company or
(ii) convert the principal amount of and all accrued interest on the Note into the securities sold by the Company in such Qualified Financing, at the lowest price per share paid by purchasers in the Qualified Financing. In the event the Company is unable to complete a Qualified Financing by the Maturity Date, then the holder shall have the right to convert the Note into shares of its Common Stock at an initial conversion price equal to $0.23 per share (the "Conversion Price"). In addition, if (a) an event of default occurs under the Note or (b) on or prior to the Maturity Date, the Company (i) merges or consolidates with another person (other than a merger effected solely for the purpose of changing its jurisdiction of incorporation), (ii) issue, sell or transfer shares of its capital stock (or any holder of such shares issues, sells or transfers shares of its capital stock) which results in the holders of its capital stock immediately prior to such issuance, sale or transfer ceasing to continue to hold at least 51% by voting power of its capital stock, (iii) sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets or (iv) liquidate, dissolve or wind up the Company's business, whether voluntarily or involuntarily, then the holder shall have the right to convert the Note into shares of the Common Stock at the Conversion Price.

         The definitive loan documents are expected to contain customary affirmative and negative covenants and events of default. Borrowings under the Note will be secured by a first lien on all of the Company's assets.

         In connection with the Proposed Financing, the Company also would issue warrants to the lender (the "Warrants"). In the event the Company is unable to complete the Qualified Financing prior to the Maturity Date, then the lender may thereafter exercise such Warrants into that number of shares of the Common Stock equal to $2.5 million divided by the Conversion Price and would be exercisable at the Conversion Price; provided, however that in the event the Company completes a Qualified Financing, then the holder of the Warrants will thereafter have the right to exercise the Warrants for such number of securities sold by the Company in such Qualified Financing that could have been acquired by the lender based on the $2.5 million principal amount of the loan at an exercise price equal to the price of the securities sold in the Qualified Financing. In the event that the Company extends the Maturity Date as set forth above, then the Warrants will be exercisable for an additional $500,000 worth of securities. The Warrants may also provide for cashless exercise.


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         In addition to customary mechanical adjustments with respect to stock splits, reverse stock splits, recapitalizations, stock dividends, stock combinations and similar events, the Company also expects the Note and the Warrants to provide for certain "weighted average anti-dilution" adjustments whereby if shares of the Common Stock or other securities convertible into or exercisable or exchangeable for shares of the Common Stock (such other securities, including, without limitation, convertible notes, options, stock purchase rights and warrants, "Convertible Securities") are issued by the Company other than in connection with certain excluded securities (which is expected to include a Qualified Financing and will be defined in the definitive documents), the conversion price of the Note and the Warrants will be reduced to reflect the "dilutive" effect of each such issuance (or deemed issuance upon conversion, exercise or exchange of such Convertible Securities) of the Common Stock relative to the holders of the Note and the Warrants.

         In connection with "dilutive" issuances (as described above) other than excluded securities, the conversion price of the Note and exercise price of the Warrants in effect immediately prior to a dilutive issuance will be reduced to an amount equal to the quotient determined by dividing (A) the sum of (i)(a) the product derived by multiplying the conversion price in effect immediately prior to such dilutive issuance and (b) the sum of the number of shares of the Common Stock outstanding immediately prior to such dilutive issuance plus the number of shares of the Common Stock deemed to be outstanding assuming the exercise, exchange and conversion of all of the Company's outstanding Convertible Securities for the maximum number of shares underlying such securities immediately prior to such dilutive issuance (collectively, the "Deemed Outstanding Share Amount"), plus (ii) the consideration, if any, received by the Company upon such dilutive issuance, by (B) the Deemed Outstanding Share Amount immediately after such dilutive issuance.

         The Proposed Financing is subject to the negotiation and execution of definitive documents and the Company may not be able to complete the Proposed Financing in a timely manner or at all. As a result of certain of the Marketplace Rules of The Nasdaq Stock Market, the Company expects to seek, at its next annual meeting which the Company expects to be held on March 31, 2009, shareholder approval for the right to issue shares of Common Stock in certain events under the terms of the Convertible Note and Warrants that may be issued in connection with the Proposed Financing.


FORWARD LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company's management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              IVIVI TECHNOLOGIES, INC.


                                              By: /s/ Alan V. Gallantar
                                                  ------------------------------
                                                  Name: Alan V. Gallantar
                                                  Title: Chief Financial Officer


Date: March 2, 2009